Exhibit 10.1

CONTRIBUTION AND EXCHANGE AGREEMENT

This CONTRIBUTION AND EXCHANGE AGREEMENT (this “Agreement”) is effective as of November 4, 2025, and entered into by and between Dragonfly Energy Holdings Corp., a Nevada corporation ( “Holdings”), Dragonfly Energy Corp., a Nevada corporation (the “Borrower”, and together with Holdings, each a “Company Party”), and each of the entities (each, a “Lender” and, collectively, the “Lenders”; and, the accounts, if any, on behalf of which any Lender or its affiliates may be acting, as specified on Schedule A, for whom the Lender holds contractual and/or investment authority, are referred to herein as the “Represented Accounts”) listed on Schedule A attached hereto. Holdings, the Borrower and the Lenders are sometimes collectively referred to in this Agreement as the “Parties” and individually as a “Party”. All terms used but not otherwise defined herein have the meanings assigned to them in the Loan Agreement (as defined below).

RECITALS:

WHEREAS, pursuant to that certain that certain Term Loan, Guarantee and Security Agreement, dated as of October 7, 2022 (as amended by that certain Limited Waiver and First Amendment to Term Loan, Guarantee and Security Agreement, dated as of June 28, 2024, that certain Limited Waiver, Consent and Second Amendment to Term Loan, Guarantee and Security Agreement, dated as of July 29, 2024, that certain Limited Waiver and Third Amendment to Term Loan, Guarantee and Security Agreement, dated as of September 30, 2024, that certain Limited Waiver and Fourth Amendment to Term Loan, Guarantee and Security Agreement and Temporary, Limited Suspension and Waiver of Warrant Terms, dated as of December 31, 2024, that certain Fifth Amendment to Term Loan, Guarantee and Security Agreement Limited Waiver and Amendment of Warrant Terms, dated as of February 26, 2025, and that certain Sixth Amendment to Term Loan, Guarantee and Security Agreement, dated as of October 20, 2025), among Holdings, the Borrower, each Lender, and the other parties thereto (as may be further amended, modified, extended, restated, replaced, and/or supplemented from time to time, collectively, the “Loan Agreement”), the Borrower currently owes to the Lenders certain Term Loans in an aggregate principal amount equal to $44,425,014.55 (the “Term Loan”);

WHEREAS, Holdings has authorized a new series of convertible preferred stock of Holdings designated as Series B Convertible Preferred Stock, $0.0001 par value, the terms of which are set forth in the certificate of designation for such series of preferred stock (the “Certificate of Designation”) in the form attached hereto as Exhibit I (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Series B Preferred Stock”), which Series B Preferred Stock shall be convertible into shares of Common Stock (as defined below) (such shares of Common Stock issuable pursuant to the terms of the Certificate of Designation, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Certificate of Designation. “Common Stock” means (i) Holdings’ shares of common stock, $0.0001 par value per share, and (ii) any Capital Stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock, and “Capital Stock” means (i) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person, and (ii) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person;

WHEREAS, on the date hereof and pursuant to the terms and conditions set forth herein, the Lenders wish to contribute, assign and deliver all of their respective rights, title and interest in and to a portion of the Term Loan equal to an aggregate principal amount equal to $25,000,000 and as set forth on Schedule A hereto (the “Exchanged Term Loan”), to Holdings, and Holdings wishes to accept from the Lenders, the Lender’s rights, title and interest in and to the Exchanged Term Loan in exchange for the issuance by Holdings to each Lender, the number of shares Series B Preferred Stock of Holdings (collectively, the “Preferred Shares” and together with the Conversion Shares, collectively, the “Securities”) set forth across from each Lender’s name on Schedule A hereto (such contribution and exchange, the “Contribution and Exchange”); and

WHEREAS, Holdings and each Lender are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the 1933 Act) and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Parties agree as follows:

ARTICLE I.

CLOSING; CONTRIBUTION AND EXCHANGE

SECTION 1.01. Closing. Subject to the terms and conditions of this Agreement, Holdings, the Borrower, and the Lenders agree that closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as soon as reasonably practicable following the date hereof (the “Closing”).

SECTION 1.02. Contribution and Exchange.

(a) Effective as of the Closing, each Lender hereby assigns, transfers and conveys, as a contribution to Holdings, such Lender’s right, title and interest in and to its pro rata portion of the Exchanged Term Loan in the amount set forth next to its name on Schedule A hereto, together with all rights, privileges, restrictions, obligations and instruments related to such Exchanged Term Loan, in exchange for the issuance of the Preferred Shares in the amount set forth next to its name on (collectively, the “Holdings Contribution”). Holdings hereby (i) as of the Closing, accepts the assignment, transfer and conveyance of the Exchanged Term Loan, and (ii) on the date of Closing, will issue the Preferred Shares to each Lender in the amounts set forth on Schedule A hereto.

(b) Effective as of the date of Closing, immediately following the Holdings Contribution, Holdings hereby assigns, transfers and conveys, as a contribution to Borrower, 100% of Holdings’ right, title and interest in and to the Exchanged Term Loans, together with all rights, privileges, restrictions, obligations and instruments related to such Exchanged Term Loans (the “Borrower Contribution”). The Borrower hereby accepts the assignment, transfer and conveyance of the Exchanged Term Loans pursuant to the Borrower Contribution.

SECTION 1.03. Covenants and Conditions.

(a) Holdings, the Borrower and each Lender shall take such actions as are necessary and legally required to consummate the Contribution and Exchange, including, for the avoidance of doubt, Holdings taking all actions to effect the issuance and delivery of the Preferred Shares to each Lender, free and clear of any liens, together with all rights and benefits attached thereto, and to reflect such issuance and delivery on the books and records of Holdings.

(b) Holdings shall cause its counsel, at its expense, to issue a legal opinion to the Lenders which will include assurances that Preferred Shares have been duly authorized by all requisite corporate action on the part of Holdings and, upon their issuance, delivery and payment therefor in the manner contemplated by the terms of this Exchange Agreement, will be validly issued, fully paid and non-assessable.

(c) At the Closing, the Company Parties shall pay, or cause to be paid, the Lenders for all reasonable and documented fees and expenses of counsel for each Lender incurred in connection with the transactions anticipated by this Agreement that have not previously been reimbursed prior to Closing.

(d) Prior to the Closing, Holdings shall have submitted a Listing of Additional Shares Notification with the Nasdaq Capital Market (the “Principal Market”) with respect to the Conversion Shares.

(e) With a view to making available to the Lenders the benefits of Rule 144, Holdings agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of Holdings under the 1933 Act and the 1934 Act so long as Holdings remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of Holdings under this Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (iii) furnish to each Lender so long as such Lender owns Registrable Securities, promptly upon request, (A) a written statement by Holdings, if true, that it has complied with the reporting, submission and posting requirements of Rule 144, the 1933 Act and the 1934 Act, (B) a copy of the most recent annual or quarterly report of Holdings and such other reports and documents so filed by Holdings with the SEC if such reports are not publicly available via EDGAR, and (C) such other information as may be reasonably requested to permit the Lenders to sell such securities pursuant to Rule 144 without registration. “Registrable Securities” means (I) the Conversion Shares, and (II) any capital stock of Holdings issued or issuable with respect to the Conversion Shares and the Preferred Shares, including, without limitation, (y) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (z) shares of capital stock of Holdings into which the shares of Common Stock are converted or exchanged and shares of capital stock of a Successor Entity (as defined in the Certificate of Designation) into which the shares of Common Stock are converted or exchanged, in each case, without regard to any limitations on conversion of the Preferred Shares; provided, that, any securities described in (I) and (II) above shall no longer be deemed to be Registrable Securities when such securities may be resold by such Lender without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any position of the staff of the SEC with respect to “affiliate” status).

ARTICLE II.

LEnder Representations and Waranties

SECTION 2.01. Each Lender, severally and not jointly, represents and warrants to each Company Party, with respect to only itself that, as of the date hereof:

(a) Organization; Authority. Such Lender is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b) No Public Sale or Distribution. Such Lender is acquiring its Preferred Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, such Lender does not agree, or make any representation or warranty, to hold any of the Preferred Shares for any minimum or other specific term, except as restricted in the Certificate of Designation, and reserves the right to dispose of the Preferred Shares at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Such Lender does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Preferred Shares in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

(c) Accredited Investor Status; No Disqualifying Events. Such Lender is, as of the date hereof and on each date on which it converts any Preferred Shares will be, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. To the extent such Lender is a beneficial owner of 10% or more of Common Stock of Holdings as of the date hereof, none of (i) such Lender, (ii) any of such Lender’s directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, or (iii) any beneficial owner of Holdings’ voting equity securities (in accordance with Rule 506(d) of the 1933 Act) held by such Lender is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) except for Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the 1933 Act and disclosed reasonably in advance of the date hereof in writing in reasonable detail to Holdings.

(d) Reliance on Exemptions. Such Lender understands that the Securities are “restricted securities” and are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Holdings is relying in part upon the truth and accuracy of, and such Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Lender set forth herein in order to determine the availability of such exemptions and the eligibility of such Lender to acquire the Securities. Such Lender is not purchasing the Securities as a result of any “general solicitation” or “general advertising” (as such terms are defined in Regulation D under the 1933 Act), including, without limitation, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or the internet or broadcast over television or radio or the internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(e) Information. Such Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Holdings and materials relating to the offer and sale of the Securities that have been requested by such Lender. Such Lender and its advisors, if any, have been afforded the opportunity to ask questions of Holdings. Neither such inquiries nor any other due diligence investigations conducted by such Lender or its advisors, if any, or its representatives shall modify, amend or affect such Lender ‘s right to rely on Holdings’ representations and warranties contained herein. Such Lender understands that its investment in the Securities involves a high degree of risk. Such Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Lender has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the transactions contemplated by this Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to it, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound and (v) are a fit, proper and suitable investment for such Lender, notwithstanding the substantial risks inherent in investing in or holding the Securities.

(f) No Governmental Review. Such Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Lender and shall constitute the legal, valid and binding obligations of such Lender enforceable against such Lender in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(h) No Conflicts. The execution, delivery and performance by such Lender of this Agreement and the consummation by such Lender of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Lender, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Lender is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Lender, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Lender to perform its obligations hereunder.

(i) Transfer or Resale. Such Lender understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Lender shall have delivered to Holdings (if requested by Holdings) an opinion of counsel, in a form reasonably acceptable to Holdings, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Lender provides Holdings with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither Holdings nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may not be pledged in connection with any loan or financing arrangement without the prior written consent of Holdings.

(j) Foreign Person. If such Lender is not a United States person (as defined by Section 7701(a)(30) of the Code), such Lender hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Lender’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Lender’s jurisdiction. For the avoidance of doubt, nothing in this Agreement shall be construed to require such Lender to make its investment decision in any particular jurisdiction, including its jurisdiction of incorporation or organization

(k) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Lender has not, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of Holdings during the period commencing as of the time that such Lender first received a term sheet (written or oral) from Holdings or any other Person representing Holdings setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. For purposes of this Agreement, “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

ARTICLE III.

Holdings and borrower Representations and Waranties

SECTION 3.01. Holdings and Borrower, severally and not jointly, represents and warrants to each Lender, with respect to only itself that, as of the date hereof:

(a) Corporate Existence; Compliance with Law. Each Company Party: (i) (A) is (I) a corporation, duly organized, and validly existing and (II) in good standing under the laws of the jurisdiction of its incorporation or organization, (B) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (C) in compliance with all Requirements of Law and Contractual Obligations, except to the extent failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (ii) has and will continue to have (A) the requisite corporate power and authority and the legal right to execute, deliver and perform its obligations under the Transaction Documents and to own, pledge, mortgage or otherwise encumber and operate its properties, and (B) except as could not, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect, all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Entity (as defined below) having jurisdiction over such Company Party that are necessary or appropriate for the conduct of its business.

(b) Authorization; Enforcement; Validity. Each Company Party has the requisite power and authority to enter into and perform its obligations under this Agreement and Holdings has the requisite power and authority to issue the Securities in accordance with the terms hereof. The execution and delivery of this Agreement by each Company Party, and the consummation by each Company Party of the transactions contemplated hereby (including, without limitation, the issuance of the Preferred Shares and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Preferred Shares) have been duly authorized by each Company Party’s board of directors or other governing body, as applicable, and (other than the filing with the SEC of a Form D and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by any Company Party, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been duly executed and delivered by each Company Party, and each constitutes the legal, valid and binding obligations of each Company Party, enforceable against such Company Party in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. The Certificate of Designations in the form attached hereto as Exhibit I will be filed with the Secretary of State of the State of Nevada and will be in full force and effect, enforceable against Holdings in accordance with its terms and has not have been amended. “Transaction Documents” means, collectively, this Agreement, the Preferred Shares, the Certificate of Designations, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Securities. The issuance of the Preferred Shares are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances, other than those under the 1933 Act (collectively “Liens”) with respect to the issuance thereof. As of the closing of the transactions contemplated by this Agreement, Holdings shall have reserved from its duly authorized capital stock not less than 100% of the sum of (i) the maximum number of Conversion Shares issuable upon conversion of the Preferred Shares (assuming for purposes hereof that (x) the Preferred Shares are convertible at the Conversion Rate (as defined in the Certificate of Designation) then in effect as of the date hereof and (y) any such conversion shall not take into account any limitations on the conversion of the Series B Convertible Preferred Stock set forth in the Certificate of Designation). Upon issuance or conversion in accordance with the Certificate of Designation, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock of Holdings.

(d) No Conflicts. The execution, delivery and performance of this Agreement by each Company Party and the consummation by each Company Party of the transactions contemplated hereby and thereby (including, without limitation, the issuance by Holdings of the Preferred Shares and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of any Organizational Document, or any capital stock or other securities of such Company Party or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Company Party or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable foreign, federal and state laws, rules and regulations) applicable to such Company Party or any of its Subsidiaries or by which any property or asset of such Company Party or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Company Party to perform its obligations hereunder. “Organizational Documents” means the articles of incorporation, certificate of incorporation, charter, by-laws, articles of formation, articles of organization, certificate of formation, operating agreement, certificate of limited partnership, limited liability company agreement, or partnership agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments to any of the foregoing.

(e) Consents. Neither Company Party nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of a Form D and any other filings as may be required by any state securities agencies), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which such Company Party or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the date hereof, and neither Company Party nor any of its Subsidiaries are aware of any facts or circumstances which might prevent such Company Party or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as disclosed in the filings of Holdings with the SEC under the 1934 Act, Holdings is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock of Holdings in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasigovernmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) The following representations and warranties of each Company Party set forth in the Loan Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis: Section 3.4(a) (Financial Statements); Section 3.5 (Material Adverse Change); Section 3.7 (Subsidiaries); Section 3.8 (Government Regulation; Margin Regulations); Section 3.9 (Taxes; Charges); Section 3.10(a) (ERISA); Section 3.11 (Litigation); Section 3.12 (Intellectual Property); Section 3.14 (Environmental Liabilities); Section 3.16 (Solvency); Section 3.18 (Conduct of Business); Section 3.20(a) (Collateral/Maintenance of Property); Section 3.20(d) (Collateral/Maintenance of Property); Section 3.21 (Anti-Terrorism and Anti-Money Laundering Compliance); Section 3.26 (Assets of Holdings); Section 3.28(a) (Equity Interests and Subsidiaries); Section 3.28(c) (Equity Interests and Subsidiaries); Section 3.31 (Government Contracts); Section 3.32 (Customer and Trade Relations); Section 3.33 (Bonding; Licenses); Section 3.34 (Affiliate Transactions); and Section 3.36 (Investment Company Act).

ARTICLE IV.

MISCELLANEOUS

SECTION 4.01. Tax Treatment.

(a) As a result of the consummation of the transactions contemplated by Section 1.02, for U.S. federal and applicable state and local income tax purposes, the Contribution and Exchange is intended to be treated as a taxable exchange and/or repayment of the Exchanged Term Loan for Preferred Shares (the “Intended Tax Treatment”) and the “issue price” of the Preferred Shares (for purposes of Section 305(c) of the Code and Section 1.305-5(b) of the Treasury Regulations) is intended to equal the “Liquidation Preference” of the Preferred Shares on the date hereof as set forth in the Certificate of Designation.  Each Party agrees that neither it nor any of its affiliates shall file any U.S. federal, state or local income tax return in a manner that is inconsistent with the Intended Tax Treatment or take any position contrary thereto in any audit, examination or other proceeding with respect to U.S. federal, state or local income taxes, except as otherwise required upon a contrary final determination by an applicable governmental authority.

(b) Following the Closing and at all times when any Preferred Shares remain outstanding, Holdings shall reimburse each Lender (which, for purposes of this Section 4.01(b), shall include any of its affiliates that is a successor or assignee of the Lender’s Preferred Shares) that is subject to Withheld Amounts (as defined in the Certificate of Designation) in respect of its Preferred Shares for the full amount of such Withheld Amounts, together with any deductions and withholdings applicable to additional amounts payable under this Section 4.01(b)) (which additional amounts, for the avoidance of doubt, shall be treated as payments subject to any applicable deductions and withholdings as provided in the Certificate of Designation). Without duplication of the foregoing, Holdings further agrees to reimburse each Lender, within ten (10) days after written demand therefor, for the full amount of any withholding taxes (including withholding taxes imposed or asserted on or attributable to amounts payable under this Section 4.01(b) (which amounts, for the avoidance of doubt, shall be treated as payments subject to any applicable deductions and withholdings as provided in the Certificate of Designation)) payable or paid by, or required to be withheld or deducted from a payment to such Lender (or any direct or indirect beneficial owner thereof) arising from such Lender’s ownership of the Preferred Shares. A certificate as to the amount of such payment or liability delivered by such Lender (or a direct or indirect beneficial owner thereof) to Holdings shall be conclusive absent manifest error. Notwithstanding anything to the contrary in this Section 4.01(b), in no event shall the aggregate amounts required to be paid by Holdings under this Section 4.01(b) (together, with any deductions or withholdings by Holdings with respect to such amounts) exceed $100,000 in any calendar year (the “Maximum Payment Amount”); provided that, (i) if the combined liability of the Lenders (or their direct or indirect owners) for withholding taxes with respect to the Preferred Shares exceeds the Maximum Payment Amount in any calendar year, the aggregate amount payable by Holdings pursuant to this Section with respect to such calendar year shall to the extent reasonably practicable be allocated among the Lenders in proportion to the relative liability of such Lenders (or their direct or indirect owners) for such taxes during such calendar year, (ii) if Holdings shall have redeemed any Preferred Shares pursuant to the Certificate of Designation, the Maximum Payment Amount shall be reduced pro rata by the number of Preferred Shares redeemed as compared to the number of Preferred Shares then outstanding, and (iii) any payment amount under this Section 4.01(b) for the period from issuance of the Preferred Shares through December 31, 2025 shall be limited to $12,500 in the aggregate. Any such allocation shall be made in the good faith discretion of Holdings and shall not obligate Holdings to seek any reimbursement with respect to prior amounts paid to a Lender pursuant to this Section 4.01(b).

SECTION 4.02. Survival. All of the covenants and agreements contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 4.03. Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and, in the case of an amendment, signed by each of the Parties.

(b) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

SECTION 4.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall assign this Agreement or any of its rights, interests or obligations hereunder (other than by operation of law) without the prior written consent of each of the Parties.

SECTION 4.05. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

SECTION 4.06. Jurisdiction. Each of the Parties to this Agreement hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other this Agreement or with any transaction contemplated hereby, and each of the Parties to this Agreement hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each of the Parties to this Agreement hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Parties to this Agreement hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

SECTION 4.07. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND ANY OF THE OTHER AGREEMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.07.

SECTION 4.08. Counterparts; Third Party Beneficiaries. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterpart signature pages to this Agreement may be delivered by electronic delivery (i.e., by email of a PDF signature page or DocuSign) and each such counterpart signature page will constitute an original for all purposes. No provision of this Agreement shall confer upon any person other than the Parties any rights or remedies hereunder.

SECTION 4.09. Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof.

SECTION 4.010. Severability. If one or more provisions of this Agreement are finally held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties duly executed and delivered this Agreement as of the day and year first above written.

CORPORATION:	DRAGONFLY ENERGY HOLDINGS CORP.

	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	President and Chief Executive Officer

BORROWER:	DRAGONFLY ENERGY CORP.

	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	President and Chief Executive Officer

[Signature Page to Contribution and Exchange Agreement]

LENDERS:	ENERGY IMPACT CREDIT FUND I LP

By: Energy Impact Credit Fund I GP LLC, its general partner

	By:	/s/
Name:
Title:

ENERGY IMPACT CREDIT FUND II LP

By: Energy Impact Credit Fund I GP LLC, its general partner

	By:	/s/
Name:
Title:

[Signature Page to Contribution and Exchange Agreement]

LENDERS:	BP HOLDINGS XVII LP

By: BPC AS Cayman LLC, its General Partner
By: BPC AS LLC, its Manager

	By:	/s/
Name:
Title:

[Signature Page to Contribution and Exchange Agreement]

Schedule A

EXHIBIT I

Certificate of Designation

[See attached.]